Orchid Cellmark Second Quarter 2009 Conference Call July 30, 2009 Orchid Cellmark Second Quarter 2009 Conference Call July 30, 2009 Exhibit 99.1

The U.S. And U.K. Are At Very Different Stages In
The Adoption Of DNA Testing For Forensics
The U.S. And U.K. Are At Very Different Stages In
The Adoption Of DNA Testing For Forensics
U.S.
U.K.
Adoption
of
Forensic
DNA
Testing
Time
Both Markets Represent Significant Growth
Opportunities But For Different Reasons
Both Markets Represent Significant Growth
Opportunities But For Different Reasons

The National Procurement Plan Represents Two-Thirds Of The
Forensics Markets And A Significant Growth Opportunity For OCI As
Illustrated By The NW/SW & Wales Win
The National Procurement Plan Represents Two-Thirds Of The
Forensics Markets And A Significant Growth Opportunity For OCI As
Illustrated By The NW/SW & Wales Win
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Pre-Tender Post-Tender
OCI LGC FSS
NW/SW & Wales Regional
Tender (DNA Related)
Source: NPIA Procurement figures March 2008; NW/SW & Wales Procurement figures Oct 2006; OCI analysis
Relative Size of NW/SW & Wales Tender
and National Procurement Plan
NW/SW &
Wales
(33%)
National
Procurement
Plan (67%)

The U.K. Business Has Made The Transition To A Direct Provider Of
Forensics Services To Capitalize On This Growth Opportunity
The U.K. Business Has Made The Transition To A Direct Provider Of
Forensics Services To Capitalize On This Growth Opportunity
U.K. Revenue Distribution By
Line of Business
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2005 2007 1H09
OCI Direct Business LGC/FAL
U.K. Forensics Revenue Distribution By
Customer Type
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
2005 2007 1H09
Human Identity Agriculture

Adoption Of Arrestee Testing Laws Has
Accelerated In The Last 12 Months
Adoption Of Arrestee Testing Laws Has
Accelerated In The Last 12 Months
Twenty-One States Have Arrestee Testing Laws On The Books
Versus Just Thirteen A Little Over A Year Ago
Source: DNAResource.com –CODIS Statutes by State, June 2009

U.S. Casework DNA Testing Market Demand And
Resulting Backlog Is Growing Rapidly
U.S. Casework DNA Testing Market Demand And
Resulting Backlog Is Growing Rapidly
(1) Evaluation of Findings of the Forensic Casework DNA Backlog Reduction Program (2002-2005), Castillon, D, NIJ DNA Grantee Meeting, June 2008
(2) 2002 and 2005 data from Census of Publicly Funded Crime Laboratories, 2005, Durose, M, July 2008, NCJ 222181
(3) 2007 estimate from Lothridge, K, NIJ DNA Grantee Meeting Presentation, DNA Evidence and Offender Measurement Analysis, July 2009
(4) 2009 estimate based on OCI analysis

Operating Income/(Loss) Trend
(in 000’s - unaudited)
Operating Income/(Loss) Trend
(in 000’s - unaudited)
(3,000)
(2,500)
(2,000)
(1,500)
(1,000)
(500)
0
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09
As Reported Constant Dollar
Note: Constant Dollar translated at 2008 Fx rate for corresponding periods
Q1 08 Q2 08 Q3 08 Q4 08 Q1 09 Q2 09

Orchid Cellmark Second Quarter 2009 Conference Call July 30, 2009 Orchid Cellmark Second Quarter 2009 Conference Call July 30, 2009